INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED DECEMBER 19, 2025 TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 13, 2025, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Real Assets ESG ETF (IVRA)
(the “Fund”)
At a meeting held on December 17, 2025, the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust approved the termination and liquidation of the Fund, with the liquidation payment to shareholders expected to take place on or about February 25, 2026.
After the close of business on February 18, 2026, the Fund will no longer accept creation orders. The last day of trading for the Fund on the Cboe BZX Exchange, Inc. (the “Exchange”) will be February 23, 2026. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. The liquidation may also be delayed if unforeseen circumstances arise.
Shareholders may sell their holdings of the Fund on the Exchange until market close on February 23, 2026, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on February 23, 2026, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on February 23, 2026 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 25, 2026.
Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over or under their adjusted basis in such shares.
Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.
Please Retain This Supplement For Future Reference.
P-ACTIVE-SOAI-SUP 121925